UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2009

SUSPECT DETECTION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-141211 (Commission File Number)	98-0511645 (IRS Employer Identification No.)

4 Nafcha Street
Jerusalem, Israel
 (Address of Principal Executive Offices, Zip Code)

011) (972) (2) 5001128
(Registrant's Telephone Number, Including Area Code)

Not applicable
-----------------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

Amendment to the Certificate of Incorporation

On December 3, 2009, Suspect Detection Systems, Inc. a Delaware corporation (the “Corporation”), held a special meeting (the “Meeting”) of its shareholders. At the Meeting, 61.7% of the issued and outstanding shares of common stock as of the record date were represented by proxy and the proposal authorizing the amendment to increase the number of authorized share capital in the Corporation’s Certificate of Incorporation from 100,000,000 shares of common stock, par value $.0001 per share to 250,000,000 shares was approved.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number         Description

3.3	Certificate of Amendment to the Certificate of Incorporation of Suspect Detection Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSPECT DETECTION SYSTEMS, INC.

By:              /s/ Asher Zwebner
Name:         Asher Zwebner
Title:           Interim Chief Executive Officer,
Chief Financial Officer and Director

Date:  December 7, 2009